SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2004

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 15, 2004, Level 3 Communications, Inc. ("Level 3") issued a press release announcing that $1,104,727,255 aggregate principal amount of its debt securities due 2008 specified in the table below (the "Notes") have been tendered pursuant to Level 3's pending cash tender offers (the "Offers") as of 5:00 p.m., New York City time on Friday, November 12, 2004 (the "Early Tender Date"). The terms and conditions of the Offers are set forth in Level 3's Offer to Purchase dated October 29, 2004 and the related Letter of Transmittal.

                            Principal                       Principal      Percentage
               Acceptance     Amount                         Amount            of
                --------   Outstanding                   Tendered as of   Outstanding      Tender       Early
  Title of     Priority                      Maximum      Early Tender      Tendered       Offer        Tender          Total
  Security       Level                    Offer Amount        Date                      Consideration* Payment*   Consideration*

                   1      $1,203,652,000  $450,000,000   $243,955,000        20.3%        $ 837.50     $ 20.00      $ 857.50
9-1/8% Senior
Notes due
2008
                   2      $362,036,000   $362,036,000    $229,226,000        63.3%        $ 867.50     $ 20.00      $ 887.50
11% Senior
Notes due
2008
                   3      $409,462,000   $409,462,000    $262,461,000        64.1%        $ 837.50     $ 20.00      $ 857.50
10-1/2% Senior
Discount
Notes due
2008 **
                   4    EUR320,826,000 EUR320,826,000  EUR284,461,000        88.7%        EUR830.00    EUR20.00     EUR850.00
10-3/4% Senior
Euro Notes
due 2008

* Per $1,000 or EUR1,000 principal amount of notes accepted for purchase, as applicable.
**   Principal amount outstanding represents principal amount at maturity.

Notes tendered pursuant to the Offers prior to 5:00 p.m., New York City time, on the Early Tender Date may no longer be withdrawn. Notes tendered pursuant to the Offers after 5:00 p.m., New York City time, on the Early Tender Date may be withdrawn until 12:00 midnight on the Expiration Date (as defined in the Offer to Purchase).

Level 3's obligation to accept for purchase Notes pursuant to the Offers is conditioned on the receipt by the company's subsidiary, Level 3 Financing, Inc., of borrowings of at least $400 million under a proposed new senior secured credit facility expected to mature in 2011, into which Level 3 Financing, Inc. is seeking to enter. The Offers are subject to the satisfaction or waiver of certain other conditions.

As described in the Offer to Purchase, Level 3 will have no obligation to accept for purchase or to pay for Notes tendered pursuant to the Offers in an aggregate principal amount in excess of $450 million. Validly tendered Notes in each series will be accepted for payment in accordance with each series' "Maximum Offer Amount" and "Acceptance Priority Level."

This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.





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

Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

99.1 Press Release dated November 15, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



November 15, 2004                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President


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